UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05178

Name of Fund: BlackRock Equity Dividend Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Equity Dividend Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 07/31/07

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
Equity Dividend Fund

ANNUAL REPORT  |  JULY 31, 2007


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Equity Dividend Fund

Portfolio Information as of July 31, 2007

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. .............................................          3.4%
AT&T Inc. .....................................................          2.8
Bank of America Corp. .........................................          2.3
BHP Billiton Ltd. .............................................          2.2
Chevron Corp. .................................................          2.2
General Electric Co. ..........................................          2.1
Citigroup, Inc. ...............................................          2.1
Total SA ......................................................          1.9
ConocoPhillips ................................................          1.7
Rio Tinto Ltd. ................................................          1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ...................................         15.4%
Metals & Mining ...............................................          8.3
Diversified Financial Services ................................          6.1
Diversified Telecommunication Services ........................          6.0
Electric Utilities ............................................          5.1
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Sector Representation as a Percent of Long-Term Investments as of July 31, 2007

A pie graph depicting Sector Representation as a Percent of Long-Term Investments as of July 31, 2007:

                  Energy                                  19.2%
                  Financials                              17.7%
                  Materials                               15.6%
                  Industrials                             11.8%
                  Utilities                               10.7%
                  Consumer Staples                         7.6%
                  Telecommunication Services               7.4%
                  Consumer Discretionary                   4.1%
                  Health Care                              3.4%
                  Information Technology                   2.5%

      For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.


2            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

A Letter to Shareholders

Dear Shareholder

As the July reporting period closed, financial markets were rattled by ongoing problems in the credit markets, particularly those associated with the subprime mortgage industry. While this has been an issue for much of 2007, recent headlines and some high-profile credit collapses reignited concerns that credit problems could spill over into the broader economy and derail global financial markets. Although volatility has reared its head throughout the year, the fundamental market and economic backdrop has been little changed. U.S. economic activity has decelerated, led by a slowdown in the housing market, but economies outside the United States remain robust, which has been a boon for U.S. exports. Through July, the Federal Reserve Board had kept the target short-term interest rate on hold at 5.25%.

For the most part, equities continued to find support in robust merger-and-acquisition activity, a healthy global economy, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds generally prevailed over such headwinds as the weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average to post new record highs in mid-July before succumbing to the latest market correction.

Meanwhile, mixed economic signals and the credit market debacle have made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury bonds. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to nearly 4.75% by period-end. Prices correspondingly rose, reflecting the investor flight to quality. Against this backdrop, financial markets posted mixed results for the six-month period ended July 31, 2007, but continued to exhibit relative strength when measured over the past year:

Total Returns as of July 31, 2007                                                    6-month      12-month
==========================================================================================================
U.S. equities (S&P 500 Index)                                                         +2.10%       +16.13%
----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                          -2.47        +12.12
----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                     +8.38        +23.91
----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                              +1.86        + 5.58
----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                        +1.17        + 4.27
----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)      -1.75        + 6.44
----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

We expect market volatility to linger through the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the benchmark S&P 500 Index and its comparable Lipper category average for the fiscal year, benefiting primarily from favorable sector biases and good stock selection.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2007, BlackRock Equity Dividend Fund's Institutional, Service, Investor A, Investor B, Investor C and Class R Shares had total returns of +17.68%, +17.31%, +17.35%, +16.50%, + 16.50% and +16.96%,
respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +16.13%, and its comparable Lipper category of Equity Income Funds had an average return of +14.40%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.)

The U.S. equity market posted positive returns for the 12-month period, despite some notable volatility along the way. As the fiscal year began, the Federal Reserve Board (the Fed) had finally ended its two-year streak of interest rate increases and oil prices were on the decline after reaching an all-time high in July. Against this backdrop, stocks embarked on a one-way journey upward that continued into 2007. The momentum turned at the end of February, when concern over rising delinquencies in the subprime mortgage market sparked fears that contagion from the already weak housing market could spill over to the rest of the economy. This, and a 10% correction in the Chinese stock market, prompted a global sell-off that led U.S. stocks to register their most significant one-week decline in four years. The correction ultimately proved short lived and surging corporate merger-and-acquisition (M&A) activity, healthy global economies and moderate inflation pressures, among other factors, led both the S&P 500 Index and the Dow Jones Industrial Average to new record highs.

In the final two months of the period, the return of subprime concerns led to heightened worries over the credit markets, reintroducing volatility into the financial markets. Stocks suffered a correction, but still ended the period in positive territory.

The Fund performed strongly on a relative basis, particularly in the second half of the fiscal year. For some time, the portfolio has been positioned to benefit from the expansion in global economies, especially the strong growth seen in China. After some concern in late 2006 regarding its growth, the Chinese economy continued to expand at a robust pace in 2007, posting gross domestic product growth of 11.9% in the first quarter. Thanks to strong growth outside of the United States, our investments in materials, energy and industrials companies that serve the export market performed well. We had overweighted each of these sectors, which proved advantageous.

Given our concerns about the slowdown in the U.S. housing market and the associated credit woes, we underweighted the financials sector, a move that further benefited performance during the period. Finally, our investments in the utilities sector also contributed to the Fund's outperformance for the year.

What changes were made to the portfolio during the period?

The Fund has been positioned for procyclical growth in world economies for some time and, as such, portfolio turnover remained very low during the fiscal year.

Nevertheless, we did modestly increase the Fund's exposure to the financials sector, reducing our underweight by adding to positions in Citicorp, Inc., Bank of America Corp. and Chubb Corp. Similarly, we increased exposure to the telecommunications sector, where we have seen more favorable subscriber growth and pricing trends. Specifically, we added to our investments in AT&T Inc., Manitoba Telecom Services, Inc. and Canadian telecommunication services company TELUS Corp. We also increased the Fund's weighting in the information technology sector, adding to our position in Microsoft Corp.

We continued to seek exposure to stocks leveraged to the oil industry, where supply has failed to keep up with demand. Growth in oil production has been disappointing in 2007, as expected production has come in well below forecast at the start of the year. For this reason, supply/demand remains constrained and we believe the bias of oil prices will be to the upside. While oil prices fell to roughly $50 per barrel in January, they returned to their nominal all-time high of $78


4            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007
per barrel in the latter half of the period before ending July in the $72-per-barrel range. In recognition of these trends, we increased exposure to major integrated oil and gas companies ConocoPhillips and Chevron Corp.

On the sell side, we trimmed our position in Verizon Communications, Inc., which was offset by the increased exposure to AT&T. We also took profits in retail electric provider TXU Corp. following its buyout offer by a private equity firm.

The Fund's non-U.S. exposure remained in the area of 18% of net assets, most of which represents positions in resources stocks, such as BHP Billiton Ltd., Rio Tinto Ltd., Southern Copper Company and Aluminum Corp. of China Ltd.

How would you characterize the Fund's position at the close of the period?

The Fund remains focused on sectors leveraged to the ongoing global economic expansion, with emphasis on companies that we believe could benefit from rising demand and industrialization in China. In general, many companies in the portfolio are exposed to demand in global markets rather than focused exclusively on opportunities in the United States.

The Fund ended the period overweight in the energy and materials sectors, as well as in industrials companies that manufacture equipment used to bring on new energy supplies and minerals. The Fund also was overweight at period-end in the utilities sector, which we believe will see increased capital expenditures in order to meet rising demand from consumers.

Conversely, the Fund ended the period underweight in the consumer discretionary sector, reflecting our concerns that weakness in the housing market will have negative implications for consumer spending. In addition, we believe consumer spending will be constrained by rising taxes and increasing healthcare and education costs. We also ended the period underweight in financials, although we minimized that underweighting somewhat during the fiscal year. The Fed remained on hold through period-end, but the recent credit market upheaval resulted in significant economic and market uncertainty. We intend to monitor this situation and move cautiously before investing more aggressively in the financial group.

During the Fund's fiscal year, the U.S. government's favorable tax treatment of dividends, which was set to expire in 2008, was extended to 2010. Since then, we have seen some dividend increases, although many have come in the form of special dividends. We believe companies will be more aggressive in increasing their payouts should the dividend tax reduction be made permanent. As we noted in our semi-annual report to shareholders, we believe dividends will be an important income source as the first group of baby boomers moves into retirement age, and this should spark greater interest in making the favorable tax treatment permanent.

Robert M. Shearer
Portfolio Manager

August 13, 2007


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. Also effective October 2, 2006, the Fund's Service Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Recent Performance Results

                                  6-Month         12-Month        10-Year       Standardized
As of July 31, 2007             Total Return    Total Return    Total Return    30-Day Yield
============================================================================================
Institutional Shares*              +7.94%          +17.68%        +152.22%         1.87%
--------------------------------------------------------------------------------------------
Service Shares*                    +7.85           +17.31         +145.86          1.71
--------------------------------------------------------------------------------------------
Investor A Shares*                 +7.83           +17.35         +146.07          1.50
--------------------------------------------------------------------------------------------
Investor B Shares*                 +7.43           +16.50         +131.29          0.79
--------------------------------------------------------------------------------------------
Investor C Shares*                 +7.44           +16.50         +127.87          0.80
--------------------------------------------------------------------------------------------
Class R Shares*                    +7.64           +16.96         +141.82          1.23
--------------------------------------------------------------------------------------------
S&P 500(R) Index**                 +2.10           +16.13         + 78.68            --
--------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           7

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1997 to July 2007:


            BR Equity        BR Equity        BR Equity        BR Equity        BR Equity        BR Equity
             Dividend         Dividend         Dividend         Dividend         Dividend         Dividend
                 Fund             Fund             Fund             Fund             Fund             Fund
        Institutional          Service       Investor A       Investor B       Investor C          Class R          S&P 500
             Shares*+         Shares*+         Shares*+         Shares*+         Shares*+         Shares*+          Index++
7/97          $10,000          $10,000          $ 9,475          $10,000          $10,000          $10,000          $10,000
7/98          $11,203          $11,175          $10,597          $11,094          $11,096          $11,147          $11,929
7/99          $12,788          $12,725          $12,068          $12,532          $12,533          $12,661          $14,338
7/00          $12,221          $12,130          $11,503          $11,856          $11,857          $12,039          $15,625
7/01          $13,502          $13,368          $12,666          $12,961          $12,961          $13,235          $13,386
7/02          $12,204          $12,053          $11,428          $11,606          $11,600          $11,903          $10,223
7/03          $12,933          $12,741          $12,081          $12,162          $12,167          $12,630          $11,311
7/04          $15,347          $15,081          $14,290          $14,293          $14,284          $14,928          $12,801
7/05          $18,689          $18,320          $17,364          $17,225          $17,224          $18,108          $14,600
7/06          $21,433          $20,958          $19,867          $19,709          $19,559          $20,675          $15,386
7/07          $25,222          $24,586          $23,315          $23,129          $22,787          $24,182          $17,868

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in companies with a continuous record of paying dividends.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                     Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 7/31/07                                               +17.68%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                             +15.63
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                              + 9.69
--------------------------------------------------------------------------------

                                                                     Return
================================================================================
Service Shares
================================================================================
One Year Ended 7/31/07                                               +17.31%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                             +15.32
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                              + 9.41
--------------------------------------------------------------------------------

                                               Return Without       Return With
                                                Sales Charge       Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 7/31/07                            +17.35%            +11.19%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +15.33             +14.09
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           + 9.42             + 8.83
--------------------------------------------------------------------------------

                                                  Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 7/31/07                            +16.50%            +12.00%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +14.43             +14.20
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           + 8.75             + 8.75
--------------------------------------------------------------------------------

                                                  Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 7/31/07                            +16.50%            +15.50%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +14.46             +14.46
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           + 8.58             + 8.58
--------------------------------------------------------------------------------

                                                                     Return
================================================================================
Class R Shares
================================================================================
One Year Ended 7/31/07                                               +16.96%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                             +15.23
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                              + 9.23
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


8            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2007 and held through July 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                           Beginning               Ending              During the Period*
                                                         Account Value          Account Value           February 1, 2007
                                                        February 1, 2007        July 31, 2007           to July 31, 2007
=========================================================================================================================
Actual
=========================================================================================================================
Institutional                                               $1,000                $1,079.40                 $3.97
-------------------------------------------------------------------------------------------------------------------------
Service                                                     $1,000                $1,078.50                 $5.10
-------------------------------------------------------------------------------------------------------------------------
Investor A                                                  $1,000                $1,078.30                 $5.31
-------------------------------------------------------------------------------------------------------------------------
Investor B                                                  $1,000                $1,074.30                 $9.41
-------------------------------------------------------------------------------------------------------------------------
Investor C                                                  $1,000                $1,074.40                 $9.21
-------------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000                $1,076.40                 $7.16
=========================================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================================
Institutional                                               $1,000                $1,020.98                 $3.86
-------------------------------------------------------------------------------------------------------------------------
Service                                                     $1,000                $1,019.89                 $4.96
-------------------------------------------------------------------------------------------------------------------------
Investor A                                                  $1,000                $1,019.69                 $5.16
-------------------------------------------------------------------------------------------------------------------------
Investor B                                                  $1,000                $1,015.73                 $9.15
-------------------------------------------------------------------------------------------------------------------------
Investor C                                                  $1,000                $1,015.92                 $8.95
-------------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000                $1,017.91                 $6.95
-------------------------------------------------------------------------------------------------------------------------

* For each class of shares of the Fund, expenses are equal to the annualized expense ratio for the class (.77% for Institutional, .99% for Service, 1.03% for Investor A, 1.83% for Investor B, 1.79% for Investor C and 1.39% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           9

Schedule of Investments as of July 31, 2007                    (in U.S. dollars)

                                                        Shares
            Industry            Common Stocks             Held        Value
================================================================================
Europe
--------------------------------------------------------------------------------
France -- 1.9%
            Oil, Gas & Consumable Fuels -- 1.9%
            Total SA (a)                               345,500    $   27,159,755
            --------------------------------------------------------------------
            Total Common Stocks in France                             27,159,755
================================================================================
Netherlands -- 0.6%
            Food Products -- 0.6%
            Unilever NV (a)                            309,700         9,371,522
            --------------------------------------------------------------------
            Total Common Stocks in the Netherlands                     9,371,522
================================================================================
Sweden -- 0.8%
            Household Durables -- 0.8%
            Electrolux AB                              352,700         8,819,877
            Husqvarna AB                               264,500         3,643,834
            --------------------------------------------------------------------
            Total Common Stocks in Sweden                             12,463,711
================================================================================
United Kingdom -- 2.3%
            Beverages -- 1.2%
            Diageo Plc                                 826,100        16,874,042
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels -- 0.8%
            BP Plc (a)                                 163,700        11,360,780
            --------------------------------------------------------------------
            Wireless Telecommunication Services -- 0.3%
            Vodafone Group Plc (a)                     165,800         5,032,030
            --------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                 33,266,852
================================================================================
            Total Common Stocks in Europe -- 5.6%                     82,261,840
================================================================================

================================================================================
North America
--------------------------------------------------------------------------------
Canada -- 6.2%
            Commercial Banks -- 2.2%
            Bank of Montreal                           213,600        13,332,981
            Bank of Nova Scotia                        106,300         4,927,386
            National Bank of Canada                    237,300        13,553,327
                                                                  --------------
                                                                      31,813,694
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 1.3%
            BCE, Inc.                                  165,773         6,272,850
            Manitoba Telecom Services, Inc.            120,600         5,205,877
            TELUS Corp. (Non-Voting Shares)            134,000         7,345,632
                                                                  --------------
                                                                      18,824,359
            --------------------------------------------------------------------
            Metals & Mining -- 1.5%
            Alcan, Inc.                                113,200        11,025,680
            Barrick Gold Corp.                         132,800         4,361,935
            Teck Cominco Ltd. Class B                  134,200         5,950,187
                                                                  --------------
                                                                      21,337,802
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels -- 1.2%
            Cameco Corp.                               447,700        18,171,550
            --------------------------------------------------------------------
            Total Common Stocks in Canada                             90,147,405
================================================================================
United States -- 72.6%
            Aerospace & Defense -- 4.9%
            General Dynamics Corp.                     184,600        14,502,176
            Northrop Grumman Corp.                     179,500        13,659,950
            Raytheon Co.                               358,200        19,829,952
            Rockwell Collins, Inc.                      93,200         6,402,840
            United Technologies Corp.                  237,600        17,337,672
                                                                  --------------
                                                                      71,732,590
            --------------------------------------------------------------------
            Automobiles -- 0.0%
            Harley-Davidson, Inc.                        6,100           349,652
            --------------------------------------------------------------------
            Beverages -- 0.7%
            The Coca-Cola Co.                          204,400        10,651,284
            --------------------------------------------------------------------
            Capital Markets -- 0.7%
            The Bank of New York Mellon Corp.           33,868         1,441,083
            Franklin Resources, Inc.                     3,300           420,321
            Morgan Stanley                             137,700         8,794,899
                                                                  --------------
                                                                      10,656,303
            --------------------------------------------------------------------
            Chemicals -- 3.4%
            Air Products & Chemicals, Inc.              89,000         7,686,930
            The Dow Chemical Co.                        94,100         4,091,468
            E.I. du Pont de Nemours & Co.              281,600        13,159,168
            Lyondell Chemical Co.                      134,200         6,025,580
            Olin Corp.                                 118,700         2,477,269
            PPG Industries, Inc.                         7,200           549,144
            Praxair, Inc.                               71,800         5,501,316
            Rohm & Haas Co.                            180,000        10,173,600
                                                                  --------------
                                                                      49,664,475
            --------------------------------------------------------------------
            Commercial Banks -- 2.7%
            SunTrust Banks, Inc.                        75,100         5,880,330
            U.S. Bancorp                               305,900         9,161,705
            Wachovia Corp.                             184,800         8,724,408
            Wells Fargo & Co.                          454,400        15,345,088
                                                                  --------------
                                                                      39,111,531
            --------------------------------------------------------------------
            Computers & Peripherals -- 1.5%
            Hewlett-Packard Co.                        279,400        12,860,782
            International Business Machines Corp.       84,900         9,394,185
                                                                  --------------
                                                                      22,254,967
            --------------------------------------------------------------------
            Consumer Finance -- 0.4%
            American Express Co.                        63,200         3,699,728
            Discover Financial Services (d)             68,850         1,586,992
                                                                  --------------
                                                                       5,286,720
            --------------------------------------------------------------------
            Containers & Packaging -- 0.9%
            Temple-Inland, Inc.                        229,800        13,358,274
            --------------------------------------------------------------------
            Diversified Financial Services -- 6.1%
            Bank of America Corp.                      719,512        34,119,259
            Citigroup, Inc.                            664,400        30,941,108
            JPMorgan Chase & Co.                       531,700        23,400,117
                                                                  --------------
                                                                      88,460,484
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 4.7%
            AT&T Inc.                                1,035,425        40,547,243
            Verizon Communications, Inc.               544,400        23,202,328
            Windstream Corp.                           393,342         5,412,386
                                                                  --------------
                                                                      69,161,957
            --------------------------------------------------------------------


10            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry            Common Stocks             Held        Value
================================================================================
North America (continued)
--------------------------------------------------------------------------------
United States (continued)
            Electric Utilities -- 5.1%
            American Electric Power Co., Inc.          110,700    $    4,814,343
            Duke Energy Corp.                          388,720         6,619,902
            Exelon Corp.                               207,700        14,570,155
            FPL Group, Inc.                            169,900         9,808,327
            FirstEnergy Corp.                          123,700         7,514,775
            ITC Holdings Corp.                         128,000         5,382,400
            Northeast Utilities Inc.                   181,200         4,954,008
            PPL Corp.                                  287,300        13,543,322
            The Southern Co.                           231,500         7,787,660
                                                                  --------------
                                                                      74,994,892
            --------------------------------------------------------------------
            Electrical Equipment -- 0.4%
            Emerson Electric Co.                         5,900           277,713
            Rockwell Automation, Inc.                   85,300         5,970,147
                                                                  --------------
                                                                       6,247,860
            --------------------------------------------------------------------
            Energy Equipment & Services -- 2.1%
            GlobalSantaFe Corp.                         74,200         5,320,882
            Halliburton Co.                            326,600        11,764,132
            Schlumberger Ltd.                          146,000        13,829,120
                                                                  --------------
                                                                      30,914,134
            --------------------------------------------------------------------
            Food & Staples Retailing -- 0.1%
            Wal-Mart Stores, Inc.                       44,900         2,063,155
            --------------------------------------------------------------------
            Food Products -- 0.9%
            General Mills, Inc.                         72,100         4,010,202
            H.J. Heinz Co.                              94,200         4,122,192
            Kraft Foods, Inc.                          158,103         5,177,873
                                                                  --------------
                                                                      13,310,267
            --------------------------------------------------------------------
            Gas Utilities -- 1.5%
            AGL Resources, Inc.                        125,300         4,723,810
            Equitable Resources, Inc.                  283,300        13,346,263
            Spectra Energy Corp.                       172,260         4,387,462
                                                                  --------------
                                                                      22,457,535
            --------------------------------------------------------------------
            Hotels, Restaurants & Leisure -- 0.4%
            McDonald's Corp.                            26,950         1,290,096
            Tim Hortons, Inc.                          137,600         4,247,712
                                                                  --------------
                                                                       5,537,808
            --------------------------------------------------------------------
            Household Durables -- 0.4%
            Newell Rubbermaid, Inc.                    206,700         5,467,215
            --------------------------------------------------------------------
            Household Products -- 2.6%
            Clorox Co.                                 156,400         9,455,944
            Kimberly-Clark Corp.                       166,900        11,227,363
            The Procter & Gamble Co.                   267,800        16,566,108
                                                                  --------------
                                                                      37,249,415
            --------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders -- 0.4%
            Constellation Energy Group, Inc.            60,000         5,028,000
            Dynegy, Inc. Class A (d)                     4,790            42,679
                                                                  --------------
                                                                       5,070,679
            --------------------------------------------------------------------
            Industrial Conglomerates -- 3.0%
            3M Co.                                     132,000        11,737,440
            General Electric Co.                       807,550        31,300,638
                                                                  --------------
                                                                      43,038,078
            --------------------------------------------------------------------
            Insurance -- 3.0%
            The Allstate Corp.                          79,100         4,204,165
            Chubb Corp.                                126,300         6,366,783
            Lincoln National Corp.                     202,200        12,196,704
            Marsh & McLennan Cos., Inc.                 76,800         2,115,840
            The St. Paul Travelers Cos., Inc.          359,994        18,280,495
                                                                  --------------
                                                                      43,163,987
            --------------------------------------------------------------------
            Machinery -- 2.2%
            Caterpillar, Inc.                          187,700        14,790,760
            Deere & Co.                                147,000        17,701,740
                                                                  --------------
                                                                      32,492,500
            --------------------------------------------------------------------
            Marine -- 0.2%
            Eagle Bulk Shipping, Inc.                  109,400         2,879,408
            --------------------------------------------------------------------
            Media -- 1.4%
            CBS Corp. Class B                          344,300        10,921,196
            The McGraw-Hill Cos., Inc.                 157,600         9,534,800
                                                                  --------------
                                                                      20,455,996
            --------------------------------------------------------------------
            Metals & Mining -- 0.6%
            Southern Copper Corp.                       81,600         9,197,136
            --------------------------------------------------------------------
            Multi-Utilities -- 2.7%
            Consolidated Edison, Inc.                   79,100         3,455,088
            DTE Energy Co.                              92,200         4,276,236
            Dominion Resources, Inc.                   122,200        10,291,684
            KeySpan Corp.                               58,600         2,434,830
            PG&E Corp.                                 104,200         4,460,802
            Public Service Enterprise Group, Inc.       63,500         5,470,525
            Sempra Energy                               93,400         4,924,048
            Wisconsin Energy Corp.                      84,800         3,640,464
                                                                  --------------
                                                                      38,953,677
            --------------------------------------------------------------------
            Multiline Retail -- 0.2%
            Macy's, Inc.                                57,018         2,056,639
            --------------------------------------------------------------------
            Oil, Gas & Consumable Fuels -- 11.5%
            Chevron Corp.                              373,238        31,822,272
            ConocoPhillips                             315,400        25,496,936
            Consol Energy, Inc.                        289,700        12,066,005
            Exxon Mobil Corp.                          580,900        49,452,017
            Marathon Oil Corp.                         315,800        17,432,160
            Murphy Oil Corp.                           131,200         8,139,648
            Occidental Petroleum Corp.                 173,500         9,840,920
            Peabody Energy Corp.                       309,600        13,083,696
                                                                  --------------
                                                                     167,333,654
            --------------------------------------------------------------------
            Paper & Forest Products -- 1.6%
            International Paper Co.                    167,500         6,209,225
            MeadWestvaco Corp.                         187,400         6,097,996
            Weyerhaeuser Co.                           150,600        10,728,744
                                                                  --------------
                                                                      23,035,965
            --------------------------------------------------------------------
            Personal Products -- 0.5%
            Avon Products, Inc.                        201,200         7,245,212
            --------------------------------------------------------------------


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           11

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
            Industry            Common Stocks             Held        Value
================================================================================
North America (concluded)
--------------------------------------------------------------------------------
United States (concluded)
            Pharmaceuticals -- 3.1%
            Abbott Laboratories                        119,500    $    6,057,455
            Bristol-Myers Squibb Co.                   184,200         5,233,122
            Johnson & Johnson                          113,600         6,872,800
            Merck & Co., Inc.                          102,550         5,091,608
            Pfizer, Inc.                               499,400        11,740,894
            Wyeth                                      214,500        10,407,540
                                                                  --------------
                                                                      45,403,419
            --------------------------------------------------------------------
            Real Estate Investment Trusts
            (REITs) -- 0.7%
            Kimco Realty Corp.                          86,800         3,240,244
            Simon Property Group, Inc.                  35,750         3,093,448
            Taubman Centers, Inc.                       82,400         3,962,616
                                                                  --------------
                                                                      10,296,308
            --------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment -- 0.3%
            Intel Corp.                                210,000         4,960,200
            --------------------------------------------------------------------
            Software -- 0.4%
            Microsoft Corp.                            208,300         6,038,617
            --------------------------------------------------------------------
            Specialty Retail -- 0.5%
            Limited Brands, Inc.                       264,400         6,385,260
            Talbots, Inc.                               22,900           526,471
                                                                  --------------
                                                                       6,911,731
            --------------------------------------------------------------------
            Textiles, Apparel & Luxury Goods -- 0.0%
            VF Corp.                                     5,800           497,582
            --------------------------------------------------------------------
            Thrifts & Mortgage Finance -- 0.1%
            Freddie Mac                                 23,100         1,322,937
            --------------------------------------------------------------------
            Tobacco -- 0.3%
            Altria Group, Inc.                          71,300         4,739,311
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.4%
            Alltel Corp.                                79,700         5,256,215
            --------------------------------------------------------------------
            Total Common Stocks in the United States               1,059,279,769
================================================================================
            Total Common Stocks in North America -- 78.8%          1,149,427,174
================================================================================

================================================================================
Pacific Basin/Asia
--------------------------------------------------------------------------------
Australia -- 5.4%
            Metals & Mining -- 5.4%
            Alumina Ltd.                               858,500       $ 5,310,314
            BHP Billiton Ltd.                        1,002,400        31,928,192
            BlueScope Steel Ltd.                     1,850,100        17,097,798
            Rio Tinto Ltd.                             322,370        25,129,016
            --------------------------------------------------------------------
            Total Common Stocks in Australia                          79,465,320
================================================================================
China -- 0.8%
            Metals & Mining -- 0.8%
            Aluminum Corp. of China Ltd. (a)           219,120        11,034,883
            --------------------------------------------------------------------
            Total Common Stocks in China                              11,034,883
================================================================================
            Total Common Stocks in the
            Pacific Basin/Asia -- 6.2%                                90,500,203
================================================================================

================================================================================
Latin America
--------------------------------------------------------------------------------
Cayman Islands -- 0.3%
            Insurance -- 0.3%
            XL Capital Ltd. Class A                     61,400         4,780,604
            --------------------------------------------------------------------
            Total Common Stocks in Latin America -- 0.3%               4,780,604
================================================================================
            Total Common Stocks
            (Cost -- $976,066,749) -- 90.9%                        1,326,969,821
================================================================================

                           Short-Term               Beneficial
                           Securities                 Interest
================================================================================
            BlackRock Liquidity Series, LLC
              Cash Sweep Series, 5.33% (b)(c)     $127,513,918       127,513,918
            --------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $127,513,918) -- 8.7%                           127,513,918
================================================================================
            Total Investments
            (Cost -- $1,103,580,667*) -- 99.6%                     1,454,483,739

            Other Assets Less Liabilities -- 0.4%                      5,359,377
                                                                  --------------
            Net Assets -- 100.0%                                  $1,459,843,116
                                                                  ==============

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................        $ 1,103,802,731
                                                                ===============
      Gross unrealized appreciation ....................        $   358,775,898
      Gross unrealized depreciation ....................             (8,094,890)
                                                                ---------------
      Net unrealized appreciation ......................        $   350,681,008
                                                                ===============

(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------
                                                                 Net            Interest
      Affiliate                                                Activity          Income
      ------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series      $ 36,376,871     $  5,066,375
      BlackRock Liquidity Series, LLC Money Market Series    $ (3,577,600)    $    111,960
      ------------------------------------------------------------------------------------

(c) Represents the current yield as of July 31, 2007.
(d) Non-income producing security.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


12            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Statement of Assets and Liabilities

As of July 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $976,066,749)                      $ 1,326,969,821
            Investments in affiliated securities, at value (identified cost -- $127,513,918) ..                         127,513,918
            Foreign cash (cost -- $14,495) ....................................................                              14,357
            Receivables:
                Securities sold ...............................................................   $     7,505,073
                Beneficial interest sold ......................................................         6,417,473
                Dividends .....................................................................         1,825,235        15,747,781
                                                                                                  ---------------
            Prepaid expenses and other assets .................................................                              54,656
                                                                                                                    ---------------
            Total assets ......................................................................                       1,470,300,533
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
                Securities purchased ..........................................................         6,409,834
                Beneficial interest redeemed ..................................................         2,408,822
                Investment adviser ............................................................           759,868
                Distributor ...................................................................           474,900
                Other affiliates ..............................................................           237,841        10,291,265
                                                                                                  ---------------
            Accrued expenses and other liabilities ............................................                             166,152
                                                                                                                    ---------------
            Total liabilities .................................................................                          10,457,417
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ........................................................................                     $ 1,459,843,116
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ...............................................................                     $     2,536,471
            Service Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ...............................................................                               8,399
            Investor A Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ...............................................................                           2,718,977
            Investor B Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ...............................................................                             524,025
            Investor C Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ...............................................................                           1,535,143
            Class R Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ...............................................................                             164,050
            Paid-in capital in excess of par ..................................................                       1,083,702,419
            Undistributed investment income -- net ............................................   $       717,406
            Undistributed realized capital gains -- net .......................................        17,038,137
            Unrealized appreciation -- net ....................................................       350,898,089
                                                                                                  ---------------
            Total accumulated earnings -- net .................................................                         368,653,632
                                                                                                                    ---------------
            Net Assets ........................................................................                     $ 1,459,843,116
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $496,464,769 and 25,364,708 shares of
              beneficial interest outstanding .................................................                     $         19.57
                                                                                                                    ===============
            Service -- Based on net assets of $1,642,306 and 83,994 shares of
              beneficial interest outstanding .................................................                     $         19.55
                                                                                                                    ===============
            Investor A -- Based on net assets of $531,661,135 and 27,189,769 shares of
              beneficial interest outstanding .................................................                     $         19.55
                                                                                                                    ===============
            Investor B -- Based on net assets of $102,810,024 and 5,240,245 shares of
              beneficial interest outstanding .................................................                     $         19.62
                                                                                                                    ===============
            Investor C -- Based on net assets of $295,005,481 and 15,351,430 shares of
              beneficial interest outstanding .................................................                     $         19.22
                                                                                                                    ===============
            Class R -- Based on net assets of $32,259,401 and 1,640,500 shares of
              beneficial interest outstanding .................................................                     $         19.66
                                                                                                                    ===============

      See Notes to Financial Statements.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           13

Statement of Operations

For the Year Ended July 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $588,419 foreign withholding tax) ...............................                     $    27,158,276
            Interest (including $5,066,375 from affiliates) ...................................                           5,066,670
            Securities lending -- net .........................................................                             111,960
                                                                                                                    ---------------
            Total income ......................................................................                          32,336,906
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ..........................................................   $     6,854,419
            Service and distribution fees -- Investor C .......................................         2,224,919
            Service fees -- Investor A ........................................................         1,003,842
            Service and distribution fees -- Investor B .......................................           972,406
            Transfer agent fees -- Investor A .................................................           435,754
            Transfer agent fees -- Institutional ..............................................           373,433
            Accounting services ...............................................................           298,728
            Transfer agent fees -- Investor C .................................................           250,873
            Transfer agent fees -- Investor B .................................................           146,968
            Printing and shareholder reports ..................................................           125,330
            Registration fees .................................................................           112,026
            Service and distribution fees -- Class R ..........................................            98,656
            Custodian fees ....................................................................            70,600
            Professional fees .................................................................            63,049
            Trustees' fees and expenses .......................................................            41,733
            Transfer agent fees -- Class R ....................................................            39,251
            Pricing fees ......................................................................             7,948
            Service fees -- Service ...........................................................             1,644
            Transfer agent fees -- Service ....................................................               790
            Other .............................................................................            46,148
                                                                                                  ---------------
            Total expenses before reimbursement ...............................................        13,168,517
            Reimbursement of expenses .........................................................              (595)
                                                                                                  ---------------
            Total expenses after reimbursement ................................................                          13,167,922
                                                                                                                    ---------------
            Investment income -- net ..........................................................                          19,168,984
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net ............................................................        27,145,628
                Foreign currency transactions -- net ..........................................            28,935        27,174,563
                                                                                                  ---------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ............................................................       125,844,426
                Foreign currency transactions -- net ..........................................            (7,090)      125,837,336
                                                                                                  ---------------------------------
            Total realized and unrealized gain -- net .........................................                         153,011,899
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations ..............................                     $   172,180,883
                                                                                                                    ===============

      See Notes to Financial Statements.


14            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Statements of Changes in Net Assets

                                                                                                          For the Year Ended
                                                                                                               July 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ..........................................................   $    19,168,984   $    11,291,271
            Realized gain -- net ..............................................................        27,174,563         2,602,763
            Change in unrealized appreciation/depreciation -- net .............................       125,837,336        73,292,844
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations ..............................       172,180,883        87,186,878
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional .................................................................        (8,256,961)       (4,550,788)
                Service .......................................................................           (12,114)               --
                Investor A ....................................................................        (7,344,174)       (3,996,640)
                Investor B ....................................................................          (984,328)         (735,036)
                Investor C ....................................................................        (2,618,338)       (1,084,933)
                Class R .......................................................................          (309,482)         (104,414)
            Realized gain -- net:
                Institutional .................................................................        (3,940,518)         (398,783)
                Service .......................................................................              (299)               --
                Investor A ....................................................................        (4,124,492)         (409,012)
                Investor B ....................................................................        (1,123,130)         (150,737)
                Investor C ....................................................................        (2,225,477)         (181,425)
                Class R .......................................................................          (167,949)           (8,399)
                                                                                                  ---------------------------------
            Net decrease in net assets resulting from dividends and distributions
              to shareholders .................................................................       (31,107,262)      (11,620,167)
                                                                                                  ---------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions ..........       534,700,511       168,442,763
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ......................................................       675,774,132       244,009,474
            Beginning of year .................................................................       784,068,984       540,059,510
                                                                                                  ---------------------------------
            End of year* ......................................................................   $ 1,459,843,116   $   784,068,984
                                                                                                  =================================
                * Undistributed investment income -- net ......................................   $       717,406   $     1,044,884
                                                                                                  =================================

      See Notes to Financial Statements.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           15

Financial Highlights

                                                                                       Institutional
                                                             ----------------------------------------------------------------
                                                                               For the Year Ended July 31,
The following per share data and ratios have been derived    ----------------------------------------------------------------
from information provided in the financial statements.         2007          2006          2005          2004          2003
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........    $  17.20      $  15.32      $  12.79      $  10.94      $  10.49
                                                             ----------------------------------------------------------------
            Investment income -- net** ..................         .39           .34           .25           .18           .18
            Realized and unrealized gain -- net .........        2.60          1.88          2.52          1.85           .43
                                                             ----------------------------------------------------------------
            Total from investment operations ............        2.99          2.22          2.77          2.03           .61
                                                             ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ................        (.39)         (.31)         (.24)         (.18)         (.16)
                Realized gain -- net ....................        (.23)         (.03)           --            --            --
                                                             ----------------------------------------------------------------
            Total dividends and distributions ...........        (.62)         (.34)         (.24)         (.18)         (.16)
                                                             ----------------------------------------------------------------
            Net asset value, end of year ................    $  19.57      $  17.20      $  15.32      $  12.79      $  10.94
                                                             ================================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........       17.68%        14.68%        21.78%        18.66%         5.98%
                                                             ================================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement ..............         .76%          .82%          .87%          .92%          .95%
                                                             ================================================================
            Expenses ....................................         .76%          .82%          .87%          .92%          .95%
                                                             ================================================================
            Investment income -- net ....................        2.08%         2.10%         1.76%         1.51%         1.72%
                                                             ================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......    $496,465      $276,433      $191,538      $120,151      $102,651
                                                             ================================================================
            Portfolio turnover ..........................           9%            2%            4%            8%           12%
                                                             ================================================================

*     Total investment returns exclude the effects of any sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

                                                                       Service
                                                                 -------------------
                                                                    For the Period
The following per share data and ratios have been derived        October 2, 2006@ to
from information provided in the financial statements.              July 31, 2007
====================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------
            Net asset value, beginning of period ............    $             17.34
                                                                 -------------------
            Investment income -- net* .......................                    .23
            Realized and unrealized gain -- net .............                   2.56
                                                                 -------------------
            Total from investment operations ................                   2.79
                                                                 -------------------
            Less dividends and distributions:
                Investment income -- net ....................                   (.35)
                Realized gain -- net ........................                   (.23)
                                                                 -------------------
            Total dividends and distributions ...............                   (.58)
                                                                 -------------------
            Net asset value, end of period ..................    $             19.55
                                                                 ===================
====================================================================================
Total Investment Return
------------------------------------------------------------------------------------
            Based on net asset value per share ..............                  16.42%++
                                                                 ===================
====================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------
            Expenses, net of reimbursement ..................                   1.02%+
                                                                 ===================
            Expenses ........................................                   1.02%+
                                                                 ===================
            Investment income -- net ........................                   1.60%+
                                                                 ===================
====================================================================================
Supplemental Data
------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ........    $             1,642
                                                                 ===================
            Portfolio turnover ..............................                      9%
                                                                 ===================

*     Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.
@     Commencement of operations.

      See Notes to Financial Statements.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           17

                                                                     Investor A
The following per share data              ----------------------------------------------------------------
and ratios have been derived                                For the Year Ended July 31,
from information provided in              ----------------------------------------------------------------
the financial statements.                   2007          2006          2005          2004          2003
==========================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $  17.19      $  15.31      $  12.78      $  10.94      $  10.49
                                          ----------------------------------------------------------------
Investment income -- net** ...........         .34           .30           .21           .15           .15
Realized and unrealized gain -- net ..        2.59          1.89          2.52          1.84           .44
                                          ----------------------------------------------------------------
Total from investment operations .....        2.93          2.19          2.73          1.99           .59
                                          ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........        (.34)         (.28)         (.20)         (.15)         (.14)
    Realized gain -- net .............        (.23)         (.03)           --            --            --
                                          ----------------------------------------------------------------
Total dividends and distributions ....        (.57)         (.31)         (.20)         (.15)         (.14)
                                          ----------------------------------------------------------------
Net asset value, end of year .........    $  19.55      $  17.19      $  15.31      $  12.78      $  10.94
                                          ================================================================
==========================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------
Based on net asset value per share ...       17.35%        14.42%        21.51%        18.28%         5.72%
                                          ================================================================
==========================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......        1.03%         1.07%         1.12%         1.17%         1.20%
                                          ================================================================
Expenses .............................        1.03%         1.07%         1.12%         1.17%         1.20%
                                          ================================================================
Investment income -- net .............        1.80%         1.85%         1.51%         1.26%         1.46%
                                          ================================================================
==========================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $531,661      $278,233      $185,675      $128,068      $ 98,558
                                          ================================================================
Portfolio turnover ...................           9%            2%            4%            8%           12%
                                          ================================================================

                                                                     Investor B
The following per share data              ----------------------------------------------------------------
and ratios have been derived                                For the Year Ended July 31,
from information provided in              ----------------------------------------------------------------
the financial statements.                   2007          2006          2005          2004          2003
==========================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $  17.24      $  15.36      $  12.83      $  10.97      $  10.53
                                          ----------------------------------------------------------------
Investment income -- net** ...........         .20           .18           .11           .06           .07
Realized and unrealized gain -- net ..        2.60          1.88          2.52          1.86           .43
                                          ----------------------------------------------------------------
Total from investment operations .....        2.80          2.06          2.63          1.92           .50
                                          ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........        (.19)         (.15)         (.10)         (.06)         (.06)
    Realized gain -- net .............        (.23)         (.03)           --            --            --
                                          ----------------------------------------------------------------
Total dividends and distributions ....        (.42)         (.18)         (.10)         (.06)         (.06)
                                          ----------------------------------------------------------------
Net asset value, end of year .........    $  19.62      $  17.24      $  15.36      $  12.83      $  10.97
                                          ================================================================
==========================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------
Based on net asset value per share ...       16.50%        13.48%        20.52%        17.52%         4.79%
                                          ================================================================
==========================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......        1.82%         1.84%         1.89%         1.94%         1.98%
                                          ================================================================
Expenses .............................        1.82%         1.84%         1.89%         1.94%         1.98%
                                          ================================================================
Investment income -- net .............        1.05%         1.09%          .75%          .49%          .69%
                                          ================================================================
==========================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $102,810      $ 83,643      $ 78,548      $ 62,608      $ 53,429
                                          ================================================================
Portfolio turnover ...................           9%            2%            4%            8%           12%
                                          ================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


18            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Financial Highlights (concluded)

                                                                       Investor C
The following per share data                ----------------------------------------------------------------
and ratios have been derived                                  For the Year Ended July 31,
from information provided in                ----------------------------------------------------------------
the financial statements.                     2007          2006          2005          2004          2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $  16.92      $  15.08      $  12.60      $  10.79      $  10.35
                                            ----------------------------------------------------------------
Investment income -- net** .............         .19           .17           .10           .06           .07
Realized and unrealized gain -- net ....        2.56          1.86          2.49          1.81           .43
                                            ----------------------------------------------------------------
Total from investment operations .......        2.75          2.03          2.59          1.87           .50
                                            ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........        (.22)         (.16)         (.11)         (.06)         (.06)
    Realized gain -- net ...............        (.23)         (.03)           --            --            --
                                            ----------------------------------------------------------------
Total dividends and distributions ......        (.45)         (.19)         (.11)         (.06)         (.06)
                                            ----------------------------------------------------------------
Net asset value, end of period .........    $  19.22      $  16.92      $  15.08      $  12.60      $  10.79
                                            ================================================================
============================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....       16.50%        13.56%        20.58%        17.40%         4.89%
                                            ================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........        1.78%         1.84%         1.89%         1.94%         1.98%
                                            ================================================================
Expenses ...............................        1.78%         1.84%         1.89%         1.94%         1.98%
                                            ================================================================
Investment income -- net ...............        1.04%         1.09%          .74%          .48%          .69%
                                            ================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $295,005      $135,557      $ 81,489      $ 43,287      $ 29,947
                                            ================================================================
Portfolio turnover .....................           9%            2%            4%            8%           12%
                                            ================================================================

                                                                         Class R
                                            ----------------------------------------------------------------

The following per share data                                                                  For the Period
and ratios have been derived                            For the Year Ended July 31,            Jan. 3, 2003@
from information provided in                --------------------------------------------------  to July 31,
the financial statements.                     2007          2006          2005          2004       2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $  17.30      $  15.41      $  12.87      $  11.02      $  10.38
                                            ----------------------------------------------------------------
Investment income -- net** .............         .27           .27           .19           .07           .04
Realized and unrealized gain -- net ....        2.61          1.89          2.54          1.91           .60
                                            ----------------------------------------------------------------
Total from investment operations .......        2.88          2.16          2.73          1.98           .64
                                            ----------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........        (.29)         (.24)         (.19)         (.13)           --
    Realized gain -- net ...............        (.23)         (.03)           --            --            --
                                            ----------------------------------------------------------------
Total dividends and distributions ......        (.52)         (.27)         (.19)         (.13)           --
                                            ----------------------------------------------------------------
Net asset value, end of period .........    $  19.66      $  17.30      $  15.41      $  12.87      $  11.02
                                            ================================================================
============================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....       16.96%        14.18%        21.31%        18.19%         7.01%++
                                            ================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........        1.36%         1.32%         1.29%         1.33%         1.45%+
                                            ================================================================
Expenses ...............................        1.37%         1.32%         1.29%         1.33%         1.45%+
                                            ================================================================
Investment income -- net ...............        1.41%         1.61%         1.32%         1.05%         1.10%+
                                            ================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 32,259      $ 10,204      $  2,809      $    741      $     14
                                            ================================================================
Portfolio turnover .....................           9%            2%            4%            8%           12%
                                            ================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.
@     Commencement of operations.

      See Notes to Financial Statements.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           19

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Equity Dividend Fund was renamed BlackRock Equity Dividend Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Service Shares commenced operations on October 2, 2006. Institutional and Service Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by BlackRock Advisors, LLC (the"Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Trustees.


20            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the underlying security or index or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities,


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           21
it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $28,935 has been reclassified between undistributed net realized capital gains on investments and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered


22            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007
into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM. The Manager has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or service fees) will not exceed .90%. The Manager may reduce or discontinue this arrangement at any time without notice.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Service         Distribution
                                                      Fee               Fee
--------------------------------------------------------------------------------
Service ................................              .25%               --
Investor A .............................              .25%               --
Investor B .............................              .25%              .75%
Investor C .............................              .25%              .75%
Class R ................................              .25%              .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Service, Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended July 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                               FAMD          MLPF&S          BDI
--------------------------------------------------------------------------------
Institutional ..........................          --        $    394          --
Investor A .............................    $ 57,842        $731,079    $ 17,871
--------------------------------------------------------------------------------

For the year ended July 31, 2007, affiliates received contingent deferred sales charges of $76,261 and $33,176 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $476 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to July 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ........................................................    $1,950
Service ..............................................................    $   30
Investor A ...........................................................    $7,850
Investor B ...........................................................    $3,000
Investor C ...........................................................    $3,100
Class R ..............................................................    $  160
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended July 31, 2007, BIM received $46,465 in securities lending agent fees.

In addition, MLPF&S received $22,740 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2007.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended July 31, 2007, the Fund reimbursed MLIM and the Manager $3,914 and $18,238, respectively, for certain accounting services.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           23

Prior to September 29, 2006, certain officers and/or trustees of the Fund were officers and/or directors of MLIM, MLAM U.K., FDS, FAMD, Merrill Lynch and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2007 were $549,235,780 and $92,666,256, respectively.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $534,700,511 and $168,442,763 for the years ended July 31, 2007 and July 31,
2006, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended July 31, 2007                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................        12,976,885     $  238,803,063
Shares issued resulting
  from reorganization ....................            73,200          1,270,599
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           418,925          7,647,902
                                                  -----------------------------
Total issued .............................        13,469,010        247,721,564
Shares redeemed ..........................        (4,177,679)       (78,576,958)
                                                  -----------------------------
Net increase .............................         9,291,331     $  169,144,606
                                                  =============================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended July 31, 2006                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         6,606,519     $  107,564,012
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           178,304          2,885,460
                                                  -----------------------------
Total issued .............................         6,784,823        110,449,472
Shares redeemed ..........................        (3,215,424)       (52,513,697)
                                                  -----------------------------
Net increase .............................         3,569,399     $   57,935,775
                                                  =============================

--------------------------------------------------------------------------------
Service Shares for the Period                                         Dollar
October 2, 2006* to July 31, 2007                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            74,495     $    1,436,028
Shares issued resulting
  from reorganization ....................            24,411            423,634
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................               573             11,373
                                                  -----------------------------
Total issued .............................            99,479          1,871,035
Shares redeemed ..........................           (15,485)          (282,933)
                                                  -----------------------------
Net increase .............................            83,994     $    1,588,102
                                                  =============================

*     Commencement of operations.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended July 31, 2007                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................        13,374,299     $  251,665,360
Shares issued resulting
  from reorganization ....................           981,146         17,021,903
Automatic conversion of shares ...........            76,407          1,303,940
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           570,336         10,348,765
                                                  -----------------------------
Total issued .............................        15,002,188        280,339,968
Shares redeemed ..........................        (4,001,151)       (74,900,249)
                                                  -----------------------------
Net increase .............................        11,001,037     $  205,439,719
                                                  =============================

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         6,352,606     $  103,326,154
Automatic conversion of shares ...........           558,866          9,080,132
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           243,367          3,937,328
                                                  -----------------------------
Total issued .............................         7,154,839        116,343,614
Shares redeemed ..........................        (3,093,209)       (50,184,247)
                                                  -----------------------------
Net increase .............................         4,061,630     $   66,159,367
                                                  =============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended July 31, 2007                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,653,852     $   30,501,407
Shares issued resulting
  from reorganization ....................           421,813          7,347,554
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           102,895          1,827,332
                                                  -----------------------------
Total issued .............................         2,178,560         39,676,293
                                                  -----------------------------
Automatic conversion of shares ...........           (76,190)        (1,303,940)
Shares redeemed ..........................        (1,712,624)       (31,831,762)
                                                  -----------------------------
Total redeemed ...........................        (1,788,814)       (33,135,702)
                                                  -----------------------------
Net increase .............................           389,746     $    6,540,591
                                                  =============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,366,155     $   22,232,348
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            47,008            759,074
                                                  -----------------------------
Total issued .............................         1,413,163         22,991,422
                                                  -----------------------------
Automatic conversion of shares ...........          (557,367)        (9,080,132)
Shares redeemed ..........................        (1,119,436)       (18,221,636)
                                                  -----------------------------
Total redeemed ...........................        (1,676,803)       (27,301,768)
                                                  -----------------------------
Net decrease .............................          (263,640)    $   (4,310,346)
                                                  =============================


24            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended July 31, 2007                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         7,650,668     $  139,285,916
Shares issued resulting
  from reorganization ....................         1,005,243         17,163,518
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           238,745          4,207,809
                                                  -----------------------------
Total issued .............................         8,894,656        160,657,243
Shares redeemed ..........................        (1,557,195)       (28,536,302)
                                                  -----------------------------
Net increase .............................         7,337,461     $  132,120,941
                                                  =============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         3,570,316     $   57,495,253
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            65,751          1,047,886
                                                  -----------------------------
Total issued .............................         3,636,067         58,543,139
Shares redeemed ..........................        (1,025,423)       (16,537,340)
                                                  -----------------------------
Net increase .............................         2,610,644     $   42,005,799
                                                  =============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2007                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,403,237     $   26,526,913
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            25,947            476,804
                                                  -----------------------------
Total issued .............................         1,429,184         27,003,717
Shares redeemed ..........................          (378,655)        (7,137,165)
                                                  -----------------------------
Net increase .............................         1,050,529     $   19,866,552
                                                  =============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2006                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           590,945     $    9,675,548
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................             6,862            112,813
                                                  -----------------------------
Total issued .............................           597,807          9,788,361
Shares redeemed ..........................          (190,088)        (3,136,193)
                                                  -----------------------------
Net increase .............................           407,719     $    6,652,168
                                                  =============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. If amounts are borrowed, the Fund will pay a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended July 31, 2007.

6. Commitments:

At July 31, 2007, the Fund had entered into a foreign exchange contract under which it had agreed to purchase a foreign currency with an approximate value of $2,677,000.

7. Acquisition of BlackRock Dividend Achievers Portfolio:

On October 13, 2006, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Dividend Achievers Portfolio of BlackRock Funds ("Dividend Achievers") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,582,800 shares of beneficial interest of Dividend Achievers for 2,505,813 shares of beneficial interest of the Fund. Dividend Achievers' net assets on that date of $43,227,208, including $310,849 of accumulated net realized losses and $5,337,841 of net unrealized appreciation were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $974,568,201.

8. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                7/31/2007          7/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................    $   19,907,257     $   11,119,645
  Net long-term capital gains ............        11,200,005            500,522
                                              ---------------------------------
Total distributions ......................    $   31,107,262     $   11,620,167
                                              =================================

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ..........................    $  1,529,223
Undistributed long-term capital gains -- net ..................      16,445,579
                                                                   ------------
Total undistributed earnings -- net ...........................      17,974,802
Capital loss carryforward .....................................              --
Unrealized gains -- net .......................................     350,678,830*
                                                                   ------------
Total accumulated earnings -- net .............................    $368,653,632
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Equity Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend Fund (formerly Merrill Lynch Equity Dividend Fund) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 20, 2007

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Equity Dividend Fund during the fiscal year ended July 31, 2007:

---------------------------------------------------------------------------------------------------------------------------------
Record Date                                                                     10/10/2006   12/18/2006   4/18/2007     7/18/2007
Payable Date                                                                    10/12/2006   12/20/2006   4/20/2007     7/20/2007
---------------------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals* ................................       100.00%      100.00%      100.00%      100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations*        83.98%       79.96%      100.00%      100.00%
Short-Term Capital Gain Dividends for Non-U.S. Residents** ................         5.83%        1.28%          --           --
---------------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentages indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $.219724 per share to shareholders of record on October 10, 2006.


26            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

Officers and Trustees

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in
                           Position(s)  Length of                                                    Fund Complex    Other Public
Name, Address              Held with    Time                                                         Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years         Trustee         Held by Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,      120 Funds       None
P.O. Box 9011              President    present  Global Chief Investment Officer for Equities,       161 Portfolios
Princeton, NJ 08543-9011   and                   Chairman of the BlackRock Retail Operating
1954                       Trustee               Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *        Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr.
                                    Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr.
                                    Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes**         Trustee      1998 to  Professor Emeritus of Finance, School of Business,  46 Funds        None
P.O. Box 9095                           present  State University of New York at Albany since 2000   48 Portfolios
Princeton, NJ 08543-9095                         and Professor thereof from 1989 to 2000;
1940                                             International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery      Trustee      1994 to  Professor, Harvard Business School since 1989;      46 Funds        Newell
P.O. Box 9095                           present  Associate Professor, J.L. Kellogg Graduate School   48 Portfolios   Rubbermaid,
Princeton, NJ 08543-9095                         of Management, Northwestern University from 1985                    Inc.
1952                                             to 1989; Associate Professor, Graduate School of                    (manufacturing)
                                                 Business Administration, University of Michigan
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director, McLean
                                                 Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid            Trustee      2004 to  Self-employed consultant since 2001; Counsel of     46 Funds        None
P.O. Box 9095                           present  Alliance Capital Management (investment adviser)    48 Portfolios
Princeton, NJ 08543-9095                         in 2000; General Counsel, Director and Secretary
1945                                             of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; and Director of
                                                 Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth         Trustee      2000 to  President, Middle East Institute, from 1995 to      46 Funds        None
P.O. Box 9095                           present  2001; Foreign Service Officer, United States        48 Portfolios
Princeton, NJ 08543-9095                         Foreign Service, from 1961 to 1995 and Career
1935                                             Minister from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991 to
                                                 1994; U.S. Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           27

Officers and Trustees (concluded)

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in
                           Position(s)  Length of                                                    Fund Complex    Other Public
Name, Address              Held with    Time                                                         Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years         Trustee         Held by Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West            Trustee      1988 to  Professor of Finance from 1984 to 1995, Dean from   46 Funds        Bowne & Co.,
P.O. Box 9095                           present  1984 to 1993 and since 1995 Dean Emeritus of New    48 Portfolios   Inc. (financial
Princeton, NJ 08543-9095                         York University's Leonard N. Stern School of                        printers);
1938                                             Business Administration.                                            Vornado Realty
                                                                                                                     Trust (real
                                                                                                                     estate
                                                                                                                     company);
                                                                                                                     Alexander's,
                                                                                                                     Inc. (real
                                                                                                                     estate company)
                           ---------------------------------------------------------------------------------------------------------
                           *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Chairman of the Board of Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to     Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011              President    present     Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ 08543-9011   and          and 1999    in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
1960                       Treasurer    to present  thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Fund Chief   2007 to     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present     BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ 08543-9011   Officer                  2007; Principal and Senior Compliance Officer, State Street Global Advisors,
1965                                                from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of
                                                    Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                    Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Secretary    2004 to     Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011                           2007        from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                            with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                                Princeton Services from 2004 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           *        Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                           Further information about the Fund's Officers and Trustees is available in the Fund's Statement of
                           Additional Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


28            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           29

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


            BLACKROCK EQUITY DIVIDEND FUND            JULY 31, 2007           31

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Equity Dividend Fund
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                     #10561-7/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -           Fiscal Year Ended July 31, 2007 - $29,000
                                       Fiscal Year Ended July 31, 2006 - $29,000

            (b) Audit-Related Fees -   Fiscal Year Ended July 31, 2007 - $0
                                       Fiscal Year Ended July 31, 2006 - $10,400

            The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

            (c) Tax Fees -             Fiscal Year Ended July 31, 2007 - $6,100
                                       Fiscal Year Ended July 31, 2006 - $6,000

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -       Fiscal Year Ended July 31, 2007 - $0
                                       Fiscal Year Ended July 31, 2006 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) 0%

            (f) Not Applicable

            (g) Fiscal Year Ended July 31, 2007 - $712,933
                Fiscal Year Ended July 31, 2006 - $2,203,150

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $225,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Equity Dividend Fund

Date: September 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Equity Dividend Fund

Date: September 20, 2007


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock Equity Dividend Fund

Date: September 20, 2007